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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 17, 2000

                          PACIFIC MERCANTILE BANCORP
              (Exact name of Registrant as specified in charter)


          CALIFORNIA                     0-30777                33-0898238
---------------------------------      ------------       ----------------------
(State or other jurisdiction of        (Commission              (IRS Employer
incorporation)                         File Number)       Identification Number)


   450 Newport Center Drive, Suite 100, Newport Beach, California       92660
   --------------------------------------------------------------     ----------
                 (Address of principal executive offices)             (Zip code)

      Registrant's telephone number, including area code:  (949)644-8040

                                Not Applicable
        --------------------------------------------------------------
        (former name or former address, if changed, since last report)



================================================================================
                                   Exhibit Index on Sequentially Numbered Page 4
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Item 4.   Changes in Registrant's Certified Accountants

          (a) On October 17, 2000, and after receiving a recommendation from its Audit Committee to do so, the Board of Directors of Pacific Mercantile Bancorp (the "Company") unanimously approved the selection of Grant Thornton LLP, to replace Arthur Andersen LLP, as the Company's independent public accountants. Arthur Andersen LLP had issued accountants' reports (i) on the Company's consolidated financial statements as of and for the year ended December 31, 1999, and as of and for the period from the Company's inception (May 29, 1998) to December 31, 1998; and (ii) on the financial statements of the Company's wholly owned subsidiary, Pacific Mercantile Bank (the "Bank"), as of and for the three months ended March 31, 1999, and as of and for the period from its inception (on May 29, 1998) to December 31, 1998. Those reports contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures and there have been no "reportable events" (as defined in Paragraph (a)(v) of Item 304 of Regulation S-K as promulgated by the Securities and Exchange Commission), at any time during the period from inception (May 29, 1998) through December 31, 1999 or during any subsequent interim period preceding Arthur Andersen's replacement.

          (b) At no time during the period from inception (May 29, 1998) through December 31, 1999 or during the subsequent interim periods preceding Grant Thornton's engagement as the Company's independent public accountants did the Company or the Bank consult with Grant Thornton LLP regarding the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the financial statements of either the Company or the Bank, or any disagreement or reportable event.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements.
               --------------------

               Not Applicable

          (b)  Pro Forma Financial Information.
               -------------------------------

               Not Applicable

          (c)  Exhibits.
               --------

                  16 Letter dated October 23, 2000 from Arthur Andersen LLP to the Securities and Exchange Commission regarding the change in independent public accountants.

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Pacific Mercantile Bancorp


Date:  October 23, 2000             By: /s/ DANIEL L. ERICKSON
                                        --------------------------------------
                                        Daniel L. Erickson, Executive Vice
                                        President and Chief Financial Officer

                                       3
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                               INDEX TO EXHIBITS


       Exhibit No.           Description of Exhibit
       -----------           ----------------------

           16 Letter dated October 23, 2000 from Arthur Andersen LLP to the Securities and Exchange Commission regarding the change in independent public accountants

                                      E-1